     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 1999

                                                SECURITIES ACT FILE NO. 33-46216
                                        INVESTMENT COMPANY ACT FILE NO. 811-6581
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A


                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /X/
                              PRE-EFFECTIVE AMENDMENT NO.                                / /
                            POST-EFFECTIVE AMENDMENT NO. 10                              /X/
                                        AND/OR
                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940                               /X/
                                   AMENDMENT NO. 11                                      /X/
                           (Check appropriate box or boxes)


                            ------------------------

                        MERRILL LYNCH DRAGON FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including Area Code: (609) 282-2800


                                 TERRY K. GLENN
                        MERRILL LYNCH DRAGON FUND, INC.
                             800 SCUDDERS MILL ROAD
                             PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                            ------------------------

                                   Copies to:

           Counsel for the Fund:
              BROWN & WOOD LLP                        Michael J. Hennewinkel, Esq.
           One World Trade Center                    MERRILL LYNCH ASSET MANAGEMENT
       New York, New York 10048-0557                          P.O. Box 9011
   Attention: Thomas R. Smith, Jr., Esq.            Princeton, New Jersey 08543-9011

                            ------------------------

    It is proposed that this filing will become effective (check appropriate box)


/ /  immediately upon filing pursuant to paragraph (b)



/X/  on April 27, 1999 pursuant to paragraph (b)



/ /  60 days after filing pursuant to paragraph (a)(1)


/ /  on (date) pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------

 TITLE OF SECURITIES BEING REGISTERED: Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS                                                         [LOGO]


                 Merrill Lynch Dragon Fund, Inc.              April 27, 1999


                     This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


                                                                            PAGE
                  [ICON]  KEY FACTS
                          ------------------------------------------------------

                          The Merrill Lynch Dragon Fund at a Glance .......... 3

                          Risk/Return Bar Chart .............................. 5

                          Fees and Expenses .................................. 7

                  [ICON]  DETAILS ABOUT THE FUND
                          ------------------------------------------------------

                          How the Fund Invests ............................... 9

                          Investment Risks .................................. 11

                  [ICON]  YOUR ACCOUNT
                          ------------------------------------------------------

                          Merrill Lynch Select Pricing-SM- System ........... 21

                          How to Buy, Sell, Transfer and Exchange Shares .... 26

                          Participation in Merrill Lynch Fee-Based
                          Programs .......................................... 30

                  [ICON]  MANAGEMENT OF THE FUND
                          ------------------------------------------------------

                          Merrill Lynch Asset Management .................... 32

                          Financial Highlights .............................. 33

                  [ICON]  FOR MORE INFORMATION
                          ------------------------------------------------------

                          Shareholder Reports ....................... Back Cover

                          Statement of Additional Information ....... Back Cover


                                    MERRILL LYNCH DRAGON FUND, INC.

KEY FACTS [ICON]
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

ASIA-PACIFIC REGION -- all countries in Asia and the Pacific Basin other than Japan, Australia and New Zealand.


EQUITY SECURITIES -- common stock or securities whose price is linked to the value of common stock.



COMMON STOCK -- shares of ownership of a corporation.



DEBT SECURITIES -- securities representing an issuer's obligation to repay principal and to pay interest at a specified rate. Debt securities include bonds, notes, commercial paper, certificates of deposit and debentures.



CONVERTIBLE BONDS -- bonds that are exchangeable for shares of common stock of the issuer or another company.

                              THE MERRILL LYNCH DRAGON FUND AT A GLANCE
                              --------------------------------------------------

                              WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


                              The Fund's investment objective is to seek long term capital appreciation by investing primarily in EQUITY and DEBT SECURITIES of issuers domiciled in developing countries located in Asia and the Pacific Basin.


                              WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                              Under normal market conditions, the Fund expects to invest at least 65% of its assets in securities of issuers located in developing countries in the ASIA-PACIFIC REGION. The Fund expects that a majority of its assets will be invested in COMMON STOCK of companies located in the Asia-Pacific region including China, South Korea, Singapore, Taiwan, Hong Kong, Malaysia, Sri Lanka, Indonesia, The Philippines, India, Pakistan, Turkey and Brunei. The Fund will also invest in debt securities of varying maturities of companies located in the Asia-Pacific region, including bonds of Asia-Pacific governments and CONVERTIBLE BONDS of companies doing business in the region. The Fund will not invest in securities that are in default, except that the Fund may invest up to 5% of its total assets in sovereign debt securities that are in default. The Fund may also invest in high yield or "junk" bonds and in certain types of "derivative" securities.



                              The Fund invests primarily in stocks that its management believes are undervalued relative to their earnings growth, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with above average earnings growth and below average price/earnings ratios. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and changes in currency exchange rates. In deciding between equity and debt investments, Fund management considers a number of factors, including the relative opportunity for capital appreciation, dividend yields and the level of interest rates paid on debt securities of different maturities. We cannot guarantee that the Fund will achieve its investment objective.


                               WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


                              As with any mutual fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may go up or down. These changes may occur because a particular stock or bond market is rising or falling. At other times, there are specific factors that may affect the value of a particular


                            MERRILL LYNCH DRAGON FUND, INC.                    3

[ICON] KEY FACTS


                              investment. Generally, when interest rates go up, the value of debt securities goes down. If the value of the Fund's investments goes down, you may lose money.


                              The Fund will invest most of its assets in non-U.S. securities. Foreign investing involves special risks -- including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in developing markets such as the Asia-Pacific markets in which the Fund invests.

                              The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.


                              Derivatives and high yield or "junk" bonds may be volatile and subject to liquidity, leverage, credit and other types of risk.


WHO SHOULD INVEST?

                              The Fund may be an appropriate investment for you if you:

                                  - Are looking for capital appreciation
                                    for long term goals such as retirement
                                    or funding a child's education.

                                  - Want a professionally managed
                                    portfolio.

                                  - Are looking for exposure to the
                                    Asia-Pacific region markets.


                                  - Are willing to accept the risks of
                                    foreign investing in order to seek long
                                    term capital appreciation.


                                  - Are not looking for a significant
                                    amount of current income.

4                           MERRILL LYNCH DRAGON FUND, INC.

                                        RISK/RETURN BAR CHART
                                    --------------------------------------------

                                             The bar chart and table shown below
                                             provide an indication of the risks
                                             of investing in the Fund. The bar
                                             chart shows changes in the Fund's
                                             performance for Class B shares for
                                             each complete calendar year since
                                             the Fund's inception. Sales charges
                                             are not reflected in the bar chart.
                                             If these amounts were reflected,
                                             returns would be less than those
                                             shown. The table compares the
                                             average annual total returns for
                                             each class of the Fund's shares for
                                             the periods shown with those of the
                                             Morgan Stanley Capital
                                             International ("MSCI") All Country
                                             Far East Free Ex-Japan Index and
                                             the MSCI All Country Far East Free
                                             Ex-Japan Composite Index. How the
                                             Fund performed in the past is not
                                             necessarily an indication of how
                                             the Fund will perform in the
                                             future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993          86.15%
1994         -17.86%
1995           6.49%
1996          12.41%
1997         -41.40%
1998         -17.06%


                             During the period shown in the bar chart, the highest return for a quarter was 40.93% (quarter ended December 31, 1993) and the lowest return for a quarter was -30.20% (quarter ended December 31, 1997). The year-to-date return as of March 31, 1999 was 1.27%.


                            MERRILL LYNCH DRAGON FUND, INC.                    5

[ICON] KEY FACTS


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE CALENDAR YEAR ENDED                                                   PAST       PAST       SINCE
DECEMBER 31, 1998)                                                           ONE YEAR  FIVE YEARS  INCEPTION
------------------------------------------------------------------------------------------------------------
 Merrill Lynch Dragon Fund*--Class A                                         -20.62%        N/A    -14.76%+
 MSCI All Country Far East Free Ex-Japan Index**                              -4.83%        N/A    -12.77%#
 MSCI All Country Far East Free Ex-Japan Composite Index***                   -4.36%        N/A    -14.52%#
------------------------------------------------------------------------------------------------------------
 Merrill Lynch Dragon Fund*--Class B                                         -20.36%     -13.73%   -1.54%++
 MSCI All Country Far East Free Ex-Japan Index**                              -4.83%     -11.95%    1.10%##
 MSCI All Country Far East Free Ex-Japan Composite Index***                   -4.36%     -13.43%   -0.19%##
------------------------------------------------------------------------------------------------------------
 Merrill Lynch Dragon Fund*--Class C                                         -17.87%        N/A    -14.51%+
 MSCI All Country Far East Free Ex-Japan Index**                              -4.83%        N/A    -12.77%#
 MSCI All Country Far East Free Ex-Japan Composite Index***                   -4.36%        N/A    -14.52%#
------------------------------------------------------------------------------------------------------------
 Merrill Lynch Dragon Fund*--Class D                                         -20.77%     -13.96%   -1.56%++
 MSCI All Country Far East Free Ex-Japan Index**                              -4.83%     -11.95%    1.10%##
 MSCI All Country Far East Free Ex-Japan Composite Index***                   -4.36%     -13.43%   -0.19%##
------------------------------------------------------------------------------------------------------------


  *  Includes sales charge.
 ** This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan and Thailand that are freely purchasable by foreign investors. Effective October 30, 1998, Malaysia was removed from the Index. Past performance is not predictive of future performance.
*** This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China and Thailand that are freely purchasable by foreign investors. This Index included Taiwan from September 1996 to October 1998. Effective October 30, 1998, Malaysia was removed from the Index. Past performance is not predictive of future performance.
  +  Inception date is October 21, 1994.
 ++  Inception date is May 29, 1992.
  #  Since October 31, 1994.
 ##  Since May 29, 1992.

6                           MERRILL LYNCH DRAGON FUND, INC.

UNDERSTANDING
EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:
EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:
SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.
EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.
MANAGEMENT FEE -- a fee paid to the Manager for managing the Fund.
DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion. SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.
                              FEES AND EXPENSES
                              --------------------------------------------------
                              The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.
                              This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)                                CLASS A   CLASS B(a)    CLASS C     CLASS D
----------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases (as a
  percentage of offering price)                               5.25%(b)  None         None        5.25%(b)
----------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a percentage of
  original purchase price or redemption proceeds, whichever
  is lower)                                                   None(c)   4.0%(b)      1.0%(b)     None(c)
----------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on Dividend
  Reinvestments                                               None      None         None        None
----------------------------------------------------------------------------------------------------------
  Redemption Fee                                              None      None         None        None
----------------------------------------------------------------------------------------------------------
  Exchange Fee                                                None      None         None        None
----------------------------------------------------------------------------------------------------------
  Maximum Account Fee                                         None      None         None        None
----------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE                                              1.00%     1.00%        1.00%       1.00%
----------------------------------------------------------------------------------------------------------
  DISTRIBUTION AND/OR SERVICE (12b-1) FEES(d)                 None      1.00%        1.00%       0.25%
----------------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency fees)(e)          0.46%     0.54%        0.54%       0.47%
----------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses(f)                      1.46%     2.54%        2.54%       1.72%
----------------------------------------------------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(b)  Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(e) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1998, the Fund paid the Transfer Agent fees totaling $1,256,107. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended December 31, 1998, the Fund reimbursed the Manager $69,836 for these services.
(f) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

                            MERRILL LYNCH DRAGON FUND, INC.                    7

[ICON] KEY FACTS

EXAMPLES:
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU   DID  REDEEM YOUR SHARES:
                  ---

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------
 Class A           $666     $  962     $1,281      $2,180
----------------------------------------------------------
 Class B           $657     $  991     $1,350      $2,692*
----------------------------------------------------------
 Class C           $357     $  791     $1,350      $2,875
----------------------------------------------------------
 Class D           $691     $1,038     $1,409      $2,449
----------------------------------------------------------

EXPENSES IF YOU   DID NOT   REDEEM YOUR SHARES:
                  --------

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------
 Class A           $666     $  962     $1,281      $2,180
----------------------------------------------------------
 Class B           $257     $  791     $1,350      $2,692*
----------------------------------------------------------
 Class C           $257     $  791     $1,350      $2,875
----------------------------------------------------------
 Class D           $691     $1,038     $1,409      $2,449
----------------------------------------------------------

  * Assumes conversion to Class D shares approximately eight years after purchase. See note (a) to the Fees and Expenses table above.

                            MERRILL LYNCH DRAGON FUND, INC.
8

DETAILS ABOUT THE FUND [ICON]
ABOUT THE
PORTFOLIO MANAGER


Kara W.Y. Tan Bhala is a Senior Vice President and the portfolio manager of the Fund. Ms. Tan Bhala has been a First Vice President of Merrill Lynch Asset Management since 1997, a Senior Portfolio Manager since 1992, and a Vice President from 1992 to 1997.

ABOUT THE MANAGER
The Fund is managed by Merrill Lynch Asset Management.
                              HOW THE FUND INVESTS
                              --------------------------------------------------


                              The Fund's investment objective is to seek long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin. In other words, the Fund seeks to achieve capital growth over the long term. Under normal market conditions, Fund management tries to do this by investing at least 65% of the Fund's assets in equity securities of issuers located in developing countries in the Asia-Pacific region and in debt securities of companies and governments in the Asia-Pacific region. We cannot guarantee that the Fund will meet its objective.


                              The Asia-Pacific region has some of the world's most vibrant developing economies. Although these economies have experienced very significant turmoil over the last few years, Fund management believes that the economies and securities markets of the region present attractive long term investment opportunities. The Fund considers all of the countries in Asia and the Pacific Basin region, other than Japan, Australia and New Zealand, to be developing countries. These countries include:

- China                      - Indonesia
- South Korea                - The Philippines
- Singapore                  - India
- Taiwan                     - Pakistan
- Hong Kong                  - Turkey
- Malaysia                   - Brunei
- Sri Lanka


                              A security ordinarily will be considered to be a developing market Asia-Pacific security when the company issuing the security is organized in a developing country in Asia or in the Pacific Basin or its primary trading market is in a developing country in Asia or in the Pacific Basin. Other securities may be considered developing market Asia-Pacific securities if the issuer meets certain financial criteria, such as if at least 50% of the issuer's assets, gross revenues or profits in the last two years are from activities in an Asia-Pacific country.



                              When choosing investment markets, Fund management will consider such factors as the rate of economic growth, capital reinvestment, the social and political environment and currency exchange rates. In deciding between equity and debt investments, Fund management considers a number of


                            MERRILL LYNCH DRAGON FUND, INC.                    9

[ICON] DETAILS ABOUT THE FUND


                              factors, including the relative opportunity for capital appreciation, dividend yields and the level of interest rates paid on debt securities of different maturities.



                              The Fund's investment strategy is to search for stocks that, in the Manager's opinion, have strong earnings growth and high growth potential. The Manager also searches for companies whose future prospects are not fully appreciated by the market. In the Manager's opinion, the market may not be correctly valuing these companies, including their future prospects, future earnings, earnings growth, cash flow and/or assets. In searching for companies that have undervalued growth, there are three general categories of companies in which the Fund invests: (a) companies that have good earnings per share growth, (b) companies that can improve their profitability, return on capital, cash flow or various other measures through restructuring efforts, and (c) companies whose attractive position within their industry or future prospects for growth in cash flow, earnings or some other measure are not fully recognized by the market.



                              In selecting securities, the Manager uses a variety of valuation techniques, economic measurements and ratios. The Manager searches for companies whose stock prices are low compared to these valuations, and therefore represent investment value. Additionally, the Manager typically focuses on companies that have the potential to increase sales (both through volume growth and pricing power), and also have some control over their expenses, enabling management to have some influence over their operating margin.



                              The Fund is non-diversified, which means that the Fund may invest more than 5% of its assets in the securities of a single company or issuer. The Fund will, however, usually try to diversify its investments geographically over the Asia-Pacific region. Under certain market conditions, Fund management may invest the Fund's assets, without limitation, in short term securities or cash as a temporary defensive measure. Temporary defensive positions may limit the potential for the Fund to achieve its goal of long term capital appreciation.


                              EQUITY SECURITIES -- Although the Fund is not required to have any set percentage of its assets invested in equity securities, the Fund will tend to be invested primarily in equity securities in order to achieve its goal of long term capital appreciation. The Fund can invest in all types of equity securities including common stock, preferred stock, warrants and stock purchase rights. The Fund may purchase securities of companies directly in

10                          MERRILL LYNCH DRAGON FUND, INC.

                              the securities markets in developing Asia-Pacific countries or through American Depositary Receipts
                              (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs).


                              DEBT SECURITIES -- The Fund will invest in developing Asia-Pacific debt securities to decrease the volatility of the Fund and because the relatively high yield of developing Asia-Pacific debt securities can be used to offset the Fund's operating expenses. Although the Fund can invest in all types of debt securities, it tends to invest in convertible bonds and debt securities of Asia-Pacific governments. The Fund may also invest in high yield or "junk" bonds. These debt securities often involve investment risks that are described below. The Fund will not invest in debt securities that are in default, except that the Fund may invest up to 5% of its total assets in sovereign debt securities that are in default.



                              OPTIONS, FUTURES AND OTHER DERIVATIVES -- The Fund may use derivatives both to increase the return of the Fund and to hedge, or protect, the value of its assets against adverse movements in currency exchange rates and interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index such as the Standard & Poor's 500 Index. The derivatives that the Fund may use include options, futures, forward contracts and swap agreements. While these instruments involve certain risks, the Fund will not engage in certain strategies that are considered highly risky and speculative.


INVESTMENT RISKS
----------------------------------------------------------------------------

                              This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.


                              MARKET AND SELECTION RISK -- Market risk is the risk that the stock or bond markets in certain of the countries in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and


                            MERRILL LYNCH DRAGON FUND, INC.                   11

[ICON] DETAILS ABOUT THE FUND


                              unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the markets or other funds with similar investment objectives and investment strategies.



                              FOREIGN MARKET RISK -- Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.


                              FOREIGN ECONOMY RISK -- The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. In September 1998, Malaysia imposed currency controls that limit the Fund's ability to repatriate proceeds of Malaysian investments. In February 1999, these controls were replaced by an exit tax. As of December 31, 1998 the portion of the Fund's net assets invested in Malaysia is approximately 4.7%. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those

12                          MERRILL LYNCH DRAGON FUND, INC.

                              available to investors in the United States or other foreign countries.


                              CURRENCY RISK -- Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.



                              GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.


                              CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES -- The Fund generally holds its foreign securities in which it invests outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

                            MERRILL LYNCH DRAGON FUND, INC.                   13

[ICON] DETAILS ABOUT THE FUND


                              SETTLEMENT RISK -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and developing market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.


                              DEVELOPING MARKETS RISK -- The risks of foreign investments are usually much greater for developing markets. Investments in developing markets may be considered speculative. Developing markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Developing markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

                              Many developing markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain developing markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition,

14                          MERRILL LYNCH DRAGON FUND, INC.

governments in many developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


CONCENTRATION RISK -- The Fund is a non-diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.


BORROWING AND LEVERAGE -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options, warrants and reverse repurchase agreements.


SECURITIES LENDING -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.


Risks associated with certain types of securities in which the Fund may invest include:


DEPOSITARY RECEIPTS -- The Fund may purchase sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) known generally as Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issues and there may not be a correlation between such information and the market value of the Depositary Receipts.



CONVERTIBLES -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred


                            MERRILL LYNCH DRAGON FUND, INC.                   15

[ICON] DETAILS ABOUT THE FUND


stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.



WARRANTS -- A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.



A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.



WHEN ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES -- When issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.



REPURCHASE AGREEMENTS; PURCHASE AND SALE CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.


16                          MERRILL LYNCH DRAGON FUND, INC.

DEBT SECURITIES -- Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

SOVEREIGN DEBT -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or to repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

JUNK BONDS -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.


DERIVATIVES -- The Fund may use derivative instruments including futures, forwards, options, indexed securities, inverse securities and swaps. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:


                            MERRILL LYNCH DRAGON FUND, INC.                   17

[ICON] DETAILS ABOUT THE FUND


        LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



        CREDIT RISK -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.



        CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.



        LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.



        INTEREST RATE RISK -- the risk that prices of fixed income securities will fluctuate as a function of interest rate movement.



The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.



The Fund may also use indexed securities to gain exposure to certain markets when it deems these derivatives to be potentially more advantageous than the purchase of equity securities in those markets.


18                          MERRILL LYNCH DRAGON FUND, INC.

SWAP AGREEMENTS -- Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



INDEXED AND INVERSE FLOATING RATE SECURITIES -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.


ILLIQUID SECURITIES -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

                            MERRILL LYNCH DRAGON FUND, INC.                   19

[ICON] DETAILS ABOUT THE FUND


RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------------------

                              If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

20                          MERRILL LYNCH DRAGON FUND, INC.

YOUR ACCOUNT [ICON]

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

                            MERRILL LYNCH DRAGON FUND, INC.                   21

[ICON] YOUR ACCOUNT

The table below summarizes key features of the Merrill Lynch Select Pricing-SM-System.

                                CLASS A                    CLASS B                    CLASS C                    CLASS D
---------------------------------------------------------------------------------------------------------------------------------
 Availability          Limited to certain         Generally available        Generally available        Generally available
                       investors including:       through Merrill Lynch.     through Merrill Lynch.     through Merrill Lynch.
                       - Current Class A          Limited availability       Limited availability       Limited availability
                         shareholders             through other securities   through other securities   through other securities
                       - Certain Retirement       dealers.                   dealers.                   dealers.
                         Plans
                       - Participants in certain
                         Merrill Lynch sponsored
                         programs
                       - Certain affiliates of
                         Merrill Lynch.
---------------------------------------------------------------------------------------------------------------------------------
 Initial Sales         Yes. Payable at time of    No. Entire purchase price  No. Entire purchase price  Yes. Payable at time of
 Charge?               purchase. Lower sales      is invested in shares of   is invested in shares of   purchase. Lower sales
                       charges available for      the Fund.                  the Fund.                  charges available for
                       larger investments.                                                              larger investments.
---------------------------------------------------------------------------------------------------------------------------------
 Deferred Sales        No. (May be charged for    Yes. Payable if you        Yes. Payable if you        No. (May be charged for
 Charge?               purchases over $1 million  redeem within four years   redeem within one year of  purchases over $1 million
                       that are redeemed within   of purchase.               purchase.                  that are redeemed within
                       one year.)                                                                       one year.)
---------------------------------------------------------------------------------------------------------------------------------
 Account Maintenance   No.                        0.25% Account Maintenance  0.25% Account Maintenance  0.25% Account Maintenance
 and Distribution                                 Fee                        Fee                        Fee
 Fees?                                            0.75% Distribution Fee.    0.75% Distribution Fee.    No Distribution Fee.
---------------------------------------------------------------------------------------------------------------------------------
 Conversion to Class   No.                        Yes, automatically after   No.                        No.
 D shares?                                        approximately eight
                                                  years.
---------------------------------------------------------------------------------------------------------------------------------

22                          MERRILL LYNCH DRAGON FUND, INC.

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS
                              If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                            DEALER
                                                                         COMPENSATION
                                                                          AS A % OF
                                       AS A % OF         AS A % OF         OFFERING
YOUR INVESTMENT                      OFFERING PRICE   YOUR INVESTMENT*      PRICE
-------------------------------------------------------------------------------------
 Less than $25,000                         5.25%             5.54%            5.00%
-------------------------------------------------------------------------------------
 $25,000 but less than $50,000             4.75%             4.99%            4.50%
-------------------------------------------------------------------------------------
 $50,000 but less than $100,000            4.00%             4.17%            3.75%
-------------------------------------------------------------------------------------
 $100,000 but less than $250,000           3.00%             3.09%            2.75%
-------------------------------------------------------------------------------------
 $250,000 but less than $1,000,000         2.00%             2.04%            1.80%
-------------------------------------------------------------------------------------
 $1,000,000 and over**                     0.00%             0.00%            0.00%
-------------------------------------------------------------------------------------

  *  Rounded to the nearest one-hundredth percent.
 ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.


                              No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.


                              A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

                                  - Purchases under a RIGHT OF ACCUMULATION
                                    or LETTER OF INTENT.
                                  - TMA-SM- Managed Trusts.
                                  - Certain Merrill Lynch investment or
                                    central asset accounts.
                                  - Certain employer-sponsored retirement
                                    or savings plans.
                                  - Purchases using proceeds from the sale
                                    of certain Merrill Lynch closed-end
                                    funds under certain circumstances.

                            MERRILL LYNCH DRAGON FUND, INC.                   23

[ICON] YOUR ACCOUNT

                                  - Certain investors, including directors
                                    or trustees of Merrill Lynch mutual
                                    funds and Merrill Lynch employees.

                                  - Certain Merrill Lynch fee-based
                                    programs.

                              Only certain investors are eligible to buy Class A shares. Your Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

                              If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

                              If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

                              As a result of the implementation of the Merrill Lynch Select Pricing-SM- System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares offered here differ from the Class A shares offered prior to October 21, 1994, in many respects, including eligible investors, sales charges and exchange privilege.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS

                              If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

24                          MERRILL LYNCH DRAGON FUND, INC.

CLASS B SHARES
                              If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

YEARS SINCE PURCHASE                                SALES CHARGE*
-----------------------------------------------------------------
 0 - 1                                              4.00%
-----------------------------------------------------------------
 1 - 2                                              3.00%
-----------------------------------------------------------------
 2 - 3                                              2.00%
-----------------------------------------------------------------
 3 - 4                                              1.00%
-----------------------------------------------------------------
 4 and thereafter                                   0.00%
-----------------------------------------------------------------


                             * The percentage charge will apply to the lesser of
                               the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.


                              The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

                                  - Certain post-retirement withdrawals
                                    from an IRA or other retirement plan if
                                    you are over 59 1/2 years old.
                                  - Redemption by certain eligible 401(a)
                                    and 401(k) plans, certain related
                                    accounts and certain retirement plan
                                    rollovers.
                                  - Redemption in connection with
                                    participation in certain Merrill Lynch
                                    fee-based programs.
                                  - Withdrawals resulting from shareholder
                                    death or disability as long as the
                                    waiver request is made within one year
                                    of death or disability or, if later,
                                    reasonably promptly following
                                    completion of probate, or in connection
                                    with involuntary termination of an
                                    account in which Fund shares are held.
                                  - Withdrawal through the Merrill Lynch
                                    Systematic Withdrawal Plan of up to 10%
                                    per year of your Class B account value
                                    at the time the plan is established.


                              Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D


                            MERRILL LYNCH DRAGON FUND, INC.                   25

[ICON] YOUR ACCOUNT

                              shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.


                              Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


CLASS C SHARES

                              If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.


                              Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
----------------------------------------------------------------------------

                              The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

26                          MERRILL LYNCH DRAGON FUND, INC.

IF YOU WANT TO                     YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------------

Buy Shares              First, select the share class            Refer to the Merrill Lynch Select Pricing table on page
                        appropriate for you                      21. Be sure to read this prospectus carefully.
                        ---------------------------------------------------------------------------------------------------

                        Next, determine the amount of your       The minimum initial investment for the Fund is $1,000 for
                        investment                               all accounts except:
                                                                     - $250 for certain Merrill Lynch fee-based programs
                                                                     - $100 for retirement plans
                                                                 (The minimums for initial investments may be waived under
                                                                 certain circumstances.)
                        ---------------------------------------------------------------------------------------------------

                        Have your Merrill Lynch Financial        The price of your shares is based on the next calculation
                        Consultant or securities dealer          of net asset value after your order is placed. Any
                        submit your purchase order               purchase orders placed within fifteen minutes after the
                                                                 close of business on the New York Stock Exchange will be
                                                                 priced at the net asset value determined that day.
                                                                 Purchase orders placed after that time will be priced at
                                                                 the net asset value determined on the next business day.
                                                                 The Fund may reject any order to buy shares and may
                                                                 suspend the sale of shares at any time. Merrill Lynch may
                                                                 charge a processing fee to confirm a purchase. This fee is currently $5.35.
                        ---------------------------------------------------------------------------------------------------

                        Or contact the Transfer Agent            To purchase shares directly, call the Transfer Agent at
                                                                 1-800-MER-FUND and request a purchase application. Mail
                                                                 the completed purchase application to the Transfer Agent
                                                                 at the address on the inside back cover of this
                                                                 Prospectus.
---------------------------------------------------------------------------------------------------------------------------

Add to Your             Purchase additional shares               The minimum investment for additional purchases is $50 for
Investment                                                       all accounts except $1 for retirement plans.
                                                                 (The minimums for additional purchases may be waived under certain circumstances.)
                        ---------------------------------------------------------------------------------------------------

                        Acquire additional shares through        All dividends are automatically reinvested without a sales
                        the automatic dividend reinvestment      charge.
                        plan
                        ---------------------------------------------------------------------------------------------------

                        Participate in the automatic             You may invest a specific amount on a periodic basis
                        investment plan                          through certain Merrill Lynch investment or central asset
                                                                 accounts.
---------------------------------------------------------------------------------------------------------------------------

Transfer Shares to      Transfer to a participating              You may transfer your Fund shares only to another
Another Securities      securities dealer                        securities dealer that has entered into an agreement with
Dealer                                                           Merrill Lynch. All shareholder services will be available
                                                                 for the transferred shares. You may only purchase
                                                                 additional shares of funds previously owned before the
                                                                 transfer. All future trading of these assets must be
                                                                 coordinated by the receiving firm.
---------------------------------------------------------------------------------------------------------------------------


                            MERRILL LYNCH DRAGON FUND, INC.                   27

[ICON] YOUR ACCOUNT

IF YOU WANT TO                     YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------------

Transfer Shares to      Transfer to a non-participating          You must either:
Another Securities      securities dealer                            - Transfer your shares to an account with the Transfer
Dealer (continued)                                                    Agent;
                                                                 or
                                                                     - Sell your shares.
---------------------------------------------------------------------------------------------------------------------------

Sell Your Shares        Have your Merrill Lynch Financial        The price of your shares is based on the next calculation
                        Consultant or securities dealer          of net asset value after your order is placed. For your
                        submit your sales order                  redemption request to be priced at the net asset value on
                                                                 the day of your request, you must submit your request to
                                                                 your dealer within fifteen minutes after that day's close
                                                                 of business on the New York Stock Exchange (generally 4:00
                                                                 p.m. Eastern time). Any redemption request placed after
                                                                 that time will be priced at the net asset value at the
                                                                 close of business on the next business day. Dealers must
                                                                 submit redemption requests to the Fund not more than
                                                                 thirty minutes after the close of business on the New York
                                                                 Stock Exchange on the day the request was received.
                                                                 Securities dealers, including Merrill Lynch, may charge a
                                                                 fee to process a redemption of shares. Merrill Lynch
                                                                 currently charges a fee of $5.35. No processing fee is
                                                                 charged if you redeem shares directly through the Transfer
                                                                 Agent.
                                                                 The Fund may reject an order to sell shares under certain
                                                                 circumstances.
                        ---------------------------------------------------------------------------------------------------

                        Sell through the Transfer Agent          You may sell shares held at the Transfer Agent by writing
                                                                 to the Transfer Agent at the address on the inside back
                                                                 cover of this prospectus. All shareholders on the account
                                                                 must sign the letter and signatures must be guaranteed. If you hold stock certificates, return the certificates with
                                                                 the letter. The Transfer Agent will normally mail
                                                                 redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption
                                                                 request before the Fund has collected payment for the
                                                                 purchase of shares, the Fund or the Transfer Agent may
                                                                 delay mailing your proceeds. This delay will usually not
                                                                 exceed ten days.
                                                                 If you hold share certificates, they must be delivered to
                                                                 the Transfer Agent before they can be converted. Check
                                                                 with the Transfer Agent or your Merrill Lynch Financial
                                                                 Consultant for details.
---------------------------------------------------------------------------------------------------------------------------

28                          MERRILL LYNCH DRAGON FUND, INC.

IF YOU WANT TO                     YOUR CHOICES                           INFORMATION IMPORTANT FOR YOU TO KNOW
---------------------------------------------------------------------------------------------------------------------------

Sell Shares             Participate in the Fund's                You can choose to receive systematic payments from your
Systematically          Systematic Withdrawal Plan               Fund account either by check or through direct deposit to
                                                                 your bank account on a monthly or quarterly basis. If you
                                                                 have a Merrill Lynch CMA-Registered Trademark-,
                                                                 CBA-Registered Trademark- or Retirement Account you can
                                                                 arrange for systematic redemptions of a fixed dollar
                                                                 amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either
                                                                 method you must have dividends and other distributions
                                                                 automatically reinvested. For Class B and C shares your
                                                                 total annual withdrawals cannot be more than 10% per year
                                                                 of the value of your shares at the time your plan is
                                                                 established. The deferred sales charge is waived for
                                                                 systematic redemptions. Ask your Merrill Lynch Financial
                                                                 Consultant for details.
---------------------------------------------------------------------------------------------------------------------------

Exchange Your           Select the fund into which you want      You can exchange your shares of the Fund for shares of
Shares                  to exchange. Be sure to read that        many other Merrill Lynch mutual funds. You must have held
                        fund's prospectus                        the shares used in the exchange for at least 15 calendar
                                                                 days before you can exchange to another fund.
                                                                 Each class of Fund shares is generally exchangeable for
                                                                 shares of the same class of another fund. If you own Class
                                                                 A shares and wish to exchange into a fund in which you
                                                                 have no Class A shares, you will exchange into Class D
                                                                 shares.
                                                                 Some of the Merrill Lynch mutual funds impose a different
                                                                 initial or deferred sales charge schedule. If you exchange
                                                                 Class A or D shares for shares of a fund with a higher
                                                                 initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                 exchange Class B shares for shares of a fund with a
                                                                 different deferred sales charge schedule, the higher
                                                                 schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                 period for calculating a deferred sales charge at
                                                                 redemption. If you exchange Class A or D shares for money
                                                                 market fund shares, you will receive Class A shares of
                                                                 Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.
                                                                 Although there is currently no limit on the number of
                                                                 exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
---------------------------------------------------------------------------------------------------------------------------

                            MERRILL LYNCH DRAGON FUND, INC.                   29

[ICON] YOUR ACCOUNT

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.
                              HOW SHARES ARE PRICED
                              --------------------------------------------------

                              When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

                              Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

                              PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
                              --------------------------------------------------

                              If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

                              You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

                              If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

30                          MERRILL LYNCH DRAGON FUND, INC.

                              Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.
DIVIDENDS -- ordinary income and capital gains paid to shareholders.
Dividends may be reinvested in additional Fund shares as they are paid.
"BUYING A DIVIDEND"
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

                              DIVIDENDS AND TAXES
                              --------------------------------------------------

                              The Fund will distribute any net investment income and any net realized long or short term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive DIVIDENDS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

                              You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

                              If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

                              Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

                              By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number.

                              This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                            MERRILL LYNCH DRAGON FUND, INC.                   31

MANAGEMENT OF THE FUND [ICON]

Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate. The Manager has paid no fees to date to MLAM U.K. pursuant to the sub-advisory agreement. The Fund pays the Manager a fee at the annual rate of 1.00% of the average daily net assets of the Fund.


Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $515 billion in investment company and other portfolio assets under management as of March 1999. This amount includes assets managed for Merrill Lynch affiliates.


                              A NOTE ABOUT YEAR 2000

                              Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests. This negative impact may be greater for companies in foreign markets, especially developing markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


32                          MERRILL LYNCH DRAGON FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.


                                                                               CLASS A++
                                               -------------------------------------------------------------------------
                                                                FOR THE YEAR ENDED                      FOR THE PERIOD
                                                                   DECEMBER 31,                        OCTOBER 21, 1994+
INCREASE (DECREASE) IN                         -----------------------------------------------------    TO DECEMBER 31,
NET ASSET VALUE:                                  1998          1997          1996          1995             1994
------------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $   8.81      $  18.09      $  15.99      $  15.05           $ 17.43
------------------------------------------------------------------------------------------------------------------------
  Investment income (loss) -- net                   .14           .12           .14           .12               .02
------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net                             (1.57)        (7.51)         2.03          1.00             (1.91)
------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                (1.43)        (7.39)         2.17          1.12             (1.89)
------------------------------------------------------------------------------------------------------------------------
  Less dividends and distributions:
    Investment income -- net                       (.11)           --            --            --                --
    In excess of investment
    income -- net                                  (.03)           --            --          (.18)             (.13)
    Realized gain on
    investments --  net                              --         (1.68)         (.07)           --              (.27)
    In excess of realized
    gain on investments --  net                      --          (.21)           --            --              (.09)
------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                (.14)        (1.89)         (.07)         (.18)             (.49)
------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $   7.24      $   8.81      $  18.09      $  15.99           $ 15.05
------------------------------------------------------------------------------------------------------------------------
  Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------
  Based on net asset value per share             (16.22)%      (40.77)%       13.59%         7.44%           (10.82)%#
------------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
  Expenses                                         1.46%         1.35%         1.33%         1.37%             1.54%*
------------------------------------------------------------------------------------------------------------------------
  Investment income (loss) -- net                  1.78%          .73%          .78%          .74%              .84%*
------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)     $ 13,961      $ 14,431      $ 49,943      $ 31,591           $ 3,383
------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover                              99.85%        21.11%        30.63%        24.52%            16.45%
------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS B++
                                               --------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED
                                                                           DECEMBER 31,
INCREASE (DECREASE) IN                         --------------------------------------------------------------------
NET ASSET VALUE:                                  1998         1997           1996           1995          1994
---------------------------------------------
  Per Share Operating Performance:
---------------------------------------------
  Net asset value, beginning of period         $   8.58     $  17.89      $    15.98      $  15.03      $  18.74
---------------------------------------------
  Investment income (loss) -- net                   .06         (.04)           (.04)         (.03)         (.07)
---------------------------------------------
  Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net                             (1.52)       (7.38)           2.02          1.00         (3.28)
---------------------------------------------
  Total from investment operations                (1.46)       (7.42)           1.98           .97         (3.35)
---------------------------------------------
  Less dividends and distributions:
    Investment income -- net                       (.04)          --              --            --            --
    In excess of investment
    income -- net                                  (.01)          --              --          (.02)           --
    Realized gain on
    investments --  net                              --        (1.68)           (.07)           --          (.27)
    In excess of realized
    gain on investments --  net                      --         (.21)             --            --          (.09)
---------------------------------------------
  Total dividends and distributions                (.05)       (1.89)           (.07)         (.02)         (.36)
---------------------------------------------
  Net asset value, end of period               $   7.07     $   8.58      $    17.89      $  15.98      $  15.03
---------------------------------------------
  Total Investment Return:**
---------------------------------------------
  Based on net asset value per share             (17.06)%     (41.40)%         12.41%         6.49%       (17.86)%
---------------------------------------------
  Ratios to Average Net Assets:
---------------------------------------------
  Expenses                                         2.54%        2.39%           2.36%         2.41%         2.40%
---------------------------------------------
  Investment income (loss) -- net                   .73%        (.26)%          (.24)%        (.20)%        (.42)%
---------------------------------------------
  Supplemental Data:
---------------------------------------------
  Net assets, end of period (in thousands)     $206,809     $374,914      $1,157,944      $991,281      $917,384
---------------------------------------------
  Portfolio turnover                              99.85%       21.11%          30.63%        24.52%        16.45%
---------------------------------------------


  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of Operations.
 ++  Based on average shares outstanding.
  #  Aggregate total investment return.

                            MERRILL LYNCH DRAGON FUND, INC.                   33

[ICON] MANAGEMENT OF THE FUND

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS C++
                                               -----------------------------------------------------------------
                                                            FOR THE YEAR ENDED                  FOR THE PERIOD
                                                               DECEMBER 31,                    OCTOBER 21 1994+
INCREASE (DECREASE) IN                         ---------------------------------------------    TO DECEMBER 31,
NET ASSET VALUE:                                 1998        1997        1996        1995            1994
----------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
----------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period         $  8.46     $ 17.68     $ 15.79     $ 14.92          $ 17.29
----------------------------------------------------------------------------------------------------------------
  Investment income (loss) -- net                  .06        (.04)       (.04)       (.04)            (.01)
----------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net                            (1.50)      (7.29)       2.00        1.00            (1.89)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations               (1.44)      (7.33)       1.96         .96            (1.90)
----------------------------------------------------------------------------------------------------------------
  Less dividends and distributions:
    Investment income -- net                      (.04)         --          --          --               --
    In excess of investment
    income -- net                                 (.01)         --          --        (.09)            (.11)
    Realized gain on
    investments -- net                              --       (1.68)       (.07)         --             (.27)
    In excess of realized
    gain on investments -- net                      --        (.21)         --          --             (.09)
----------------------------------------------------------------------------------------------------------------
  Total dividends and distributions               (.05)      (1.89)       (.07)       (.09)            (.47)
----------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $  6.97     $  8.46     $ 17.68     $ 15.79          $ 14.92
----------------------------------------------------------------------------------------------------------------
  Total Investment Return:**
----------------------------------------------------------------------------------------------------------------
  Based on net asset value per share            (17.05)%    (41.38)%     12.43%       6.46%          (10.98)%#
----------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------
  Expenses                                        2.54%       2.41%       2.37%       2.42%            2.57%*
----------------------------------------------------------------------------------------------------------------
  Investment income (loss) -- net                  .75%       (.28)%      (.23)%      (.28)%           (.17)%*
----------------------------------------------------------------------------------------------------------------
  Supplemental Data:
----------------------------------------------------------------------------------------------------------------
  Net assets, end of period (in thousands)     $15,431     $22,111     $62,113     $29,042          $ 5,329
----------------------------------------------------------------------------------------------------------------
  Portfolio turnover                             99.85%      21.11%      30.63%      24.52%           16.45%
----------------------------------------------------------------------------------------------------------------

                                                                         CLASS D++
                                               -------------------------------------------------------------
                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
INCREASE (DECREASE) IN                         -------------------------------------------------------------
NET ASSET VALUE:                                 1998         1997         1996         1995         1994
---------------------------------------------
  Per Share Operating Performance:
---------------------------------------------
  Net asset value, beginning of period         $  8.80     $  18.11     $  16.05     $  15.08     $  18.77
---------------------------------------------
  Investment income (loss) -- net                  .11          .09          .09          .09          .06
---------------------------------------------
  Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net                            (1.55)       (7.51)        2.04         1.02        (3.30)
---------------------------------------------
  Total from investment operations               (1.44)       (7.42)        2.13         1.11        (3.24)
---------------------------------------------
  Less dividends and distributions:
    Investment income -- net                      (.09)          --           --           --           --
    In excess of investment
    income -- net                                 (.03)          --           --         (.14)        (.09)
    Realized gain on
    investments -- net                              --        (1.68)        (.07)          --         (.27)
    In excess of realized
    gain on investments -- net                      --         (.21)          --           --         (.09)
---------------------------------------------
  Total dividends and distributions               (.12)       (1.89)        (.07)        (.14)        (.45)
---------------------------------------------
  Net asset value, end of period               $  7.24     $   8.80     $  18.11     $  16.05     $  15.08
---------------------------------------------
  Total Investment Return:**
---------------------------------------------
  Based on net asset value per share            (16.38)%     (40.89)%      13.29%        7.35%      (17.24)%
---------------------------------------------
  Ratios to Average Net Assets:
---------------------------------------------
  Expenses                                        1.72%        1.61%        1.58%        1.63%        1.63%
---------------------------------------------
  Investment income (loss) -- net                 1.48%         .53%         .53%         .59%         .34%
---------------------------------------------
  Supplemental Data:
---------------------------------------------
  Net assets, end of period (in thousands)     $64,031     $115,318     $297,179     $285,485     $249,903
---------------------------------------------
  Portfolio turnover                             99.85%       21.11%       30.63%       24.52%       16.45%
---------------------------------------------



  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of Operations.
 ++  Based on average shares outstanding.
  #  Aggregate total investment return.

                            MERRILL LYNCH DRAGON FUND, INC.

                                                        POTENTIAL
                 -------------------------              INVESTORS                ----------------------------
                 |                                                                                          |
                 |                            OPEN AN ACCOUNT (TWO OPTIONS).                                |
                 |                                                                                          |

                -1-                                                                                       -2-

           MERRILL LYNCH                                                                             TRANSFER AGENT
        FINANCIAL CONSULTANT
        or SECURITIES DEALER                                                                  FINANCIAL DATA SERVICES, INC.
                                                                                                     P.O. Box 45289
 ADVISES SHAREHOLDERS ON THEIR FUND                                                         Jacksonville, Florida 32232-5289
            INVESTMENTS.
                                                                                                 PERFORMS RECORDKEEPING
                 |                                                                               AND REPORTING SERVICES.
                 |
                 |                                     DISTRIBUTOR                                          |
                 |                                                                                          |
                 |                          MERRILL LYNCH FUNDS DISTRIBUTOR,                                |
                 |                   A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.                        |
                 -----------------                    P.O. Box 9081                      --------------------
                                            Princeton, New Jersey 08543-9081

                                          ARRANGES FOR THE SALE OF FUND SHARES.

                                                           |
                                                           |
                                                           |
                                                           |

                                                        THE FUND
                 -----------------------                                             ------------------------
                 |                               THE BOARD OF DIRECTORS                                     |
                 |                                 OVERSEES THE FUND.                                       |
                 |                                                                                          |

              COUNSEL                              |                |                                   CUSTODIAN
                                                   |                |
          BROWN & WOOD LLP                         |                |                         BROWN BROTHERS HARRIMAN & CO.
       One World Trade Center                      |                |                                40 WATER STREET
   New York, New York 10048-0557                   |                |                        Boston, Massachusetts 02109
                                                   |                |
 PROVIDES LEGAL ADVICE TO THE FUND.                |                |                   HOLDS THE FUND'S ASSETS FOR SAFEKEEPING.
                                                   |                |
                                                   |                |
                                                   |                |
                                                   |                |
                                                   |                |
        INDEPENDENT AUDITORS      ------------------                -----------------                  MANAGER

       DELOITTE & TOUCHE LLP                                                              MERRILL LYNCH ASSET MANAGEMENT, L.P.
          117 Campus Drive
  Princeton, New Jersey 08540-6400                                                               ADMINISTRATIVE OFFICES
                                                                                                 800 Scudders Mill Road
        AUDITS THE FINANCIAL                                                                  Plainsboro, New Jersey 08536
STATEMENTS OF THE FUND ON BEHALF OF
         THE SHAREHOLDERS.                                                                           MAILING ADDRESS
                                                                                                      P.O. Box 9011
                                                                                            Princeton, New Jersey 08543-9011

                                                                                                    TELEPHONE NUMBER
                                                                                                     1-800-MER-FUND

                                                                                        MANAGES THE FUND'S DAY-TO-DAY ACTIVITIES.



                          MERRILL LYNCH DRAGON FUND, INC.

FOR MORE INFORMATION [ICON]

SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.


Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above if you have any questions.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM INFORMATION CONTAINED IN THIS PROSPECTUS.

Investment Company Act file #811-6581
Code #16261-04-99
-C- Merrill Lynch Asset Management, L.P.

                                                                       [LOGO]
PROSPECTUS

Merrill Lynch
Dragon Fund, Inc.

                                                              April 27, 1999

                      STATEMENT OF ADDITIONAL INFORMATION
                        MERRILL LYNCH DRAGON FUND, INC.
   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800


                              -------------------


    Merrill Lynch Dragon Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin ("Asia-Pacific countries").



    The objective of the Fund reflects the belief that the emerging economies and securities markets of the developing Asia-Pacific countries present attractive investment opportunities. The Fund expects that under normal market conditions at least 65% of the Fund's total assets will be invested in developing Asia-Pacific securities. The Fund may attempt to hedge against market and currency risk. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."



    Pursuant to the Merrill Lynch Select Pricing-SM- System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing-SM- System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."


                              -------------------


    This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April 27, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling
(800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                              -------------------


                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR


                                 --------------


    The date of this Statement of Additional Information is April 27, 1999.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Investment Objective and Policies..........................................................................           2
  Risks of Investing in Asia-Pacific Countries.............................................................           3
  Debt Securities..........................................................................................           6
  Derivatives..............................................................................................           7
  Convertible Securities...................................................................................          12
  Other Investment Policies, Practices and Risk Factors....................................................          14
  Investment Restrictions..................................................................................          17
  Portfolio Turnover.......................................................................................          20
Management of the Fund.....................................................................................          20
  Directors and Officers...................................................................................          20
  Compensation of Directors................................................................................          22
  Management and Advisory Arrangements.....................................................................          22
  Code of Ethics...........................................................................................          24
Purchase of Shares.........................................................................................          24
  Initial Sales Charge Alternatives -- Class A and Class D Shares..........................................          25
  Deferred Sales Charge Alternatives -- Class B and Class C Shares.........................................          30
  Distribution Plans.......................................................................................          33
  Limitations on the Payment of Deferred Sales Charges.....................................................          35
Redemption of Shares.......................................................................................          36
  Redemption...............................................................................................          36
  Repurchase...............................................................................................          37
  Reinstatement Privilege -- Class A and Class D Shares....................................................          37
Pricing of Shares..........................................................................................          37
  Determination of Net Asset Value.........................................................................          37
  Computation of Offering Price Per Share..................................................................          39
Portfolio Transactions and Brokerage.......................................................................          39
Shareholder Services.......................................................................................          41
  Investment Account.......................................................................................          41
  Exchange Privilege.......................................................................................          42
  Fee-Based Programs.......................................................................................          44
  Retirement Plans.........................................................................................          44
  Automatic Investment Plans...............................................................................          44
  Automatic Dividend Reinvestment Plan.....................................................................          45
  Systematic Withdrawal Plan...............................................................................          45
Dividends and Taxes........................................................................................          46
  Dividends................................................................................................          46
  Taxes....................................................................................................          46
  Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions..............................          49
  Special Rules for Certain Foreign Currency Transactions..................................................          49
Performance Data...........................................................................................          50
General Information........................................................................................          53
  Description of Shares....................................................................................          53
  Independent Auditors.....................................................................................          53
  Custodian................................................................................................          53
  Transfer Agent...........................................................................................          54
  Legal Counsel............................................................................................          54
  Reports to Shareholders..................................................................................          54
  Shareholder Inquiries....................................................................................          54
  Additional Information...................................................................................          54
Financial Statements.......................................................................................          55
Appendix A -- Ratings of Debt Securities...................................................................         A-1

                       INVESTMENT OBJECTIVE AND POLICIES


    The Fund is a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia-Pacific countries. For the purposes of the Fund's investment objective, developing Asia-Pacific countries include Hong Kong, South Korea, Singapore, Taiwan, Thailand, Malaysia, Indonesia, China, the Philippines, India, Pakistan, Turkey, Brunei and Sri Lanka. Japan, Australia and New Zealand, because they have more developed economies, are not included.



    The Fund will generally seek to diversify investments on a geographic basis within the developing Asia-Pacific countries. Under certain adverse investment conditions, however, the Fund may restrict the developing Asia-Pacific securities markets in which its assets are invested. The allocation of the Fund's assets among the various securities markets of the developing Asia-Pacific countries will be determined by the Manager.



    Many investors, particularly individuals, lack the information, capability or inclination to invest in the developing Asia-Pacific countries. It also may not be permissible for such investors to invest directly in certain developing Asia-Pacific capital markets. Unlike many intermediary investment vehicles, such as closed-end investment companies that invest in a single country, the Fund intends to diversify investment risk among the capital markets of a number of countries.



    A security ordinarily will be considered to be a developing Asia-Pacific security when its issuer is organized in, or its primary trading market is located in, a developing country in Asia or in the Pacific Basin. The Fund may consider a security to be a developing Asia-Pacific security, without reference to its issuer's domicile or to its primary trading market, when at least 50% of the issuer's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Fund may acquire developing Asia-Pacific securities that are denominated in currencies other than a developing Asia-Pacific currency. The Fund also may consider a debt security that is denominated in a developing Asia-Pacific currency to be a developing Asia-Pacific security without reference to its principal trading market or to the location of its issuer. The Fund may consider investment companies to be located in the country or countries in which they primarily make their portfolio investments.



    While some developing Asia-Pacific countries have been among the most rapidly growing economies in the world in recent years, a number of Asia-Pacific countries have recently experienced significant financial turmoil. Merrill Lynch Asset Management, L.P., the Fund's manager ("MLAM" or the "Manager") believes regional growth will occur in certain Asia-Pacific countries to the extent government policies are directed towards market-oriented economic reform. There has been growth resulting from an increase in domestic demand in certain Asia-Pacific countries. In addition, the governments have been introducing deregulatory reforms to encourage development of their securities markets and, in varying degrees, permit foreign investment. While investments in developing Asia-Pacific securities are subject to considerable risks (see "Risk Factors and Special Considerations"), the objective of the Fund reflects the belief that the emerging economies and securities markets of developing Asia-Pacific countries present attractive long term investment opportunities.



    Except for Temporary Investments, as defined below, at least 65% of the Fund's assets will consist of direct or indirect investments in developing Asia-Pacific equity and debt securities, including common stocks, preferred stocks, debt securities convertible into common stocks and non-convertible debt securities. This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund is authorized to employ a variety of investment techniques to hedge against market and currency risk, although suitable hedging instruments may not be available on a timely basis and on acceptable terms. There can be no assurance that the Fund's investment objective will be achieved.



    The Fund may also seek capital appreciation through investment in developing Asia-Pacific debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of long term capital appreciation. In accordance with its investment objective, the Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may, from time to time, invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria) or junk bonds, notwithstanding that the Fund may not anticipate that such securities will experience substantial capital appreciation. Such income can be used, however, to offset the operating expenses of the Fund.



    The Fund may invest in debt securities ("sovereign debt") issued or guaranteed by developing Asia-Pacific governments (including developing Asia-Pacific countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"), debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development ("supranational entities"), debt securities issued by corporations or financial institutions or debt securities issued by the U.S. Government or an agency or instrumentality thereof.



    Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related governmental agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank") and the Asian Development Bank. The governmental members or "stockholders" usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.



    The Fund reserves the right, as a temporary defensive measure or to provide for redemptions or in anticipation of investment in developing Asia-Pacific countries, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"). The Fund may invest in the securities of developing Asia-Pacific issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of developing Asia-Pacific issuers. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such ADRs. The Fund may also invest in venture capital investments and illiquid privately placed securities, provided that such investments, together with other illiquid securities held by the Fund, do not exceed 15% of the Fund's net assets.



RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES



    In addition to the risks of foreign investing and the risks of investing in developing markets described in the Prospectus, the developing market Asia-Pacific countries in which the Fund invests are subject to certain additional or specific risks. The Fund expects to make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.



    Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.



    The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.



    Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.



    In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.



    Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.



    Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. (See "Sovereign Debt" below.)



    Management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.



    RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.



    The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.



    Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that have limited the Fund's ability to repatriate proceeds of Malaysian investments. In February 1999, the Malaysian government announced that these controls were being replaced by an exit tax. The precise nature of some of the restrictions is currently unclear. It is also possible that Malaysia will impose additional restrictions or that certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. The Fund's investments in Malaysia together with any investments it might make in illiquid securities may not be available to meet redemptions. As of December 31, 1998, the portion of the Fund's net assets invested in Malaysia is approximately 4.7%. Depending on a variety of financial factors, the percentage of the Fund's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may be used to meet redemptions may be further decreased. No more than 15% of the Fund's total assets may be comprised, in the aggregate, of assets which are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.



    A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asia-Pacific countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing Asia-Pacific countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.



    In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts the Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.



DEBT SECURITIES



    The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.



    SOVEREIGN DEBT. Certain developing market Asia-Pacific countries owe significant amounts of debt to commercial banks and foreign governments. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected. The Fund may invest up to 5% of its total assets in sovereign debt that is in default.


    JUNK BONDS. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

    Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

    The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

    Junk bonds are frequently ranked junior in claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

    Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

    Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

    Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid judgment may play a greater role in valuing certain of the Fund's portfolio securities than is the case with securities trading in a more liquid market.

    The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.


DERIVATIVES



    The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.



    HEDGING The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.



    The Fund may use the following types of Derivative instruments and trading strategies:



    INDEXED AND INVERSE SECURITIES. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.



OPTIONS ON SECURITIES AND SECURITIES INDICES



    PURCHASING PUT OPTIONS. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.



    PURCHASING CALL OPTIONS. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.



    The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold. However, the Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost (option plus premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



    WRITING CALL OPTIONS. The Fund may write (I.E., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.



    WRITING PUT OPTIONS. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risks.



    The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.



    Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.



    The Fund may not write covered options on underlying securities exceeding 15% of its total assets, taken at market value.



    TYPES OF OPTIONS. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.



FUTURES



    The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.



    The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.



    The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.



    The Fund will limit transactions in futures and options on futures to financial futures contracts (I.E., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.



SWAPS



    The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.



    The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.



    Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.



FOREIGN EXCHANGE TRANSACTIONS



    The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.



    FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.



    CURRENCY FUTURES. The Fund may also hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

    CURRENCY OPTIONS. The Fund may also hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.



    LIMITATIONS ON CURRENCY HEDGING. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.



    RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.



    It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging. Investors should be aware that U.S. dollar denominated securities may not be available in some or all developing Asia-Pacific countries, that the forward currency market for the purchase of U.S. dollars in most, if not all, developing Asia-Pacific countries is not highly developed, and that, in certain developing Asia-Pacific countries, no forward market for foreign currencies currently exists or such market may be closed to investment by the Fund.



RISK FACTORS IN DERIVATIVES



    Derivatives are volatile and involve significant risks, including:



    Credit risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.



    Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.



    Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



    Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.



    Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.



    The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.



    Certain transactions in Derivatives (such as futures transactions or sales of put options) involve a substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.



ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC
  DERIVATIVES.



    Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.



    Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.



CONVERTIBLE SECURITIES



    Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or
(ii) a
combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, I.E., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible").



    The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.



    In analyzing convertible securities, the Manager will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.



    Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.



    Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.



    To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.



    Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS



    WARRANTS. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.



    WHEN ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.



    There can be no assurance that a security purchased on a when issued basis will be issued. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.


    STANDBY COMMITMENT AGREEMENTS. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

    There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

    The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


    REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third party guaranty or other credit enhancement. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses resulting from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that the purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.



    BORROWING AND LEVERAGE. The Fund currently may borrow up to 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained, exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.



    Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

    The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. The fee paid to the Manager will be calculated on the basis of the Fund's assets including proceeds from borrowings.



    SECURITIES LENDING. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.



    ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.



    The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.



    144A SECURITIES. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board of Directors. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.



    FEES AND EXPENSES. The management fee (at the annual rate of 1.00% of the Fund's average daily net assets) and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by the Manager and other managers of investment companies investing exclusively in the securities of U.S. issuers. The management fee and operating expenses, however, are believed by the Manager to be comparable to expenses of other open-end management investment companies that invest primarily in the securities of issuers in developing market countries with investment objectives similar to the investment objective of the Fund.



    LIMITATIONS ON SHARE TRANSACTIONS. To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.



    WITHHOLDING AND OTHER TAXES. Ordinary income and capital gains on securities held by the Fund may be subject to withholding and other taxes imposed by Asia-Pacific countries, which would reduce the return to the Fund on those securities. The Fund intends, unless ineligible, to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders will be included in each shareholder's income and potentially will be offset by either a deduction or a credit. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund and passed through to shareholders. Other taxes, such as transfer taxes, may be imposed on the Fund, but will not give rise to a deduction or credit for shareholders.



    SUITABILITY. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of its emphasis on foreign securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in foreign securities, including the risk of loss of principal.


INVESTMENT RESTRICTIONS


    The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).



    Under the fundamental investment restrictions, the Fund may not:



        1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

        2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.



        3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.



        4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.



        5. Issue senior securities to the extent such issuance would violate applicable law.



        6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.



        7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.



        8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.



    In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:



        a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.



        b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."



        c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.



        d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained, exclusively for settlements of other securities transactions. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)



    The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (I.E., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.



    In addition, as a non-fundamental policy which may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of investment restriction (1), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.



    Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.



    Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

NON-DIVERSIFIED STATUS


    The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Code. See "Dividends and Taxes -- Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.


PORTFOLIO TURNOVER


    The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgement, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


    The Board of Directors of the Fund consists of eight individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.



    Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.



    TERRY K. GLENN (58) -- PRESIDENT AND DIRECTOR(1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

    DONALD CECIL (72) -- DIRECTOR(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

    ROLAND M. MACHOLD (62) -- DIRECTOR(2)(3) -- 1091 Princeton-Kingston Road, Princeton, New Jersey 08540. Director of the State of New Jersey Division of Investment from 1977 to 1988; Trustee of Bryn Mawr College since 1990 and of Teacher's College, Columbia University since 1985; Co-Chair Emeritus and Founding Director of the Council of Institutional Investors; Member of the Capital Formation and Regulatory Processes Advisory Committee of the Securities and Exchange Commission from 1995 to 1996; Member of the Institutional Investor Advisory Committee of the New York Stock Exchange from 1992 to 1995.

    EDWARD H. MEYER (72) -- DIRECTOR(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

    CHARLES C. REILLY (67) -- DIRECTOR(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.


    RICHARD R. WEST (61) -- DIRECTOR(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).



    ARTHUR ZEIKEL (66) -- DIRECTOR(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and FAM from 1997 to 1999 and President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.



    EDWARD D. ZINBARG (64) -- DIRECTOR(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.



    KARA W.Y. TAN BHALA (39) -- SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1992 to 1997; Senior Portfolio Manager of the Manager and FAM since 1992.



    DONALD C. BURKE (38) -- VICE PRESIDENT AND TREASURER(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of the Manager from 1997 to 1999; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990.



    PHILLIP S. GILLESPIE (35) -- SECRETARY(1)(2) -- Attorney associated with the Manager and FAM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.


------------

(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts as the investment adviser.


(3) Member of the Fund's Audit and Nominating Committee which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.


    As of April 1, 1999, the Directors and officers of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS

    The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, a fee of $500 per meeting attended. The Fund pays the Chairman of the Committee an additional fee of $250 per meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.


    The following table shows the compensation earned by the non-interested Directors for the fiscal year ended December 31, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.



                                                                         PENSION OR                         AGGREGATE
                                                                         RETIREMENT        ESTIMATED    COMPENSATION FROM
                                        POSITION                          BENEFITS          ANNUAL        FUND AND OTHER
                                          WITH       COMPENSATION    ACCRUED AS PART OF  BENEFITS UPON      MLAM/FAM-
NAME                                      FUND         FROM FUND        FUND EXPENSE      RETIREMENT     ADVISED FUNDS(1)
------------------------------------  ------------  ---------------  ------------------  -------------  ------------------
Donald Cecil........................    Director       $   8,500            None             None           $  277,808
Roland M. Machold...................    Director       $   1,083            None             None           $   39,208(2)
Edward H. Meyer.....................    Director       $   5,500            None             None           $  214,558
Charles C. Reilly...................    Director       $   7,500            None             None           $  362,858
Richard R. West.....................    Director       $   7,500            None             None           $  346,125
Edward D. Zinbarg...................    Director       $   7,500            None             None           $  133,959


-------------


(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Machold (19 registered investment companies consisting of 19 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Reilly (57 registered investment companies consisting of 70 portfolios); Mr. West (58 registered investment companies consisting of 79 portfolios); and Mr. Zinbarg (19 registered investment companies consisting of 19 portfolios).



(2) Mr. Machold was elected a Director of the Fund and director or trustee of certain other MLAM/FAM-advised funds on October 20, 1998.



    Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares -- Initial Sales Charges Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."


MANAGEMENT AND ADVISORY ARRANGEMENTS


    MANAGEMENT SERVICES. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

    MANAGEMENT FEE. The Fund has entered into a management agreement with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.



FISCAL YEAR ENDED DECEMBER 31,                                       MANAGEMENT FEE
-------------------------------------------------------------------  ---------------
1998...............................................................   $   3,804,347
1997...............................................................   $  11,592,896
1996...............................................................   $  15,984,061



    The Manager has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") effective as of April 1997 pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. For the fiscal years ended December 31, 1997 and 1998, the Manager paid no fees to MLAM U.K. pursuant to this agreement.



    PAYMENT OF FUND EXPENSES. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. See "Purchase of Shares -- Distribution Plans."



    ORGANIZATION OF THE MANAGER. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.


    The following entities may be considered "controlling persons" of MLAM U.K.:
Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.


    DURATION AND TERMINATION. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

    TRANSFER AGENCY SERVICES. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.


    DISTRIBUTION EXPENSES. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.


CODE OF ETHICS


    The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



    The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES

    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

    The Fund offers four classes of shares under the Merrill Lynch Select Pricing-SM- System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

    Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

    The Merrill Lynch Select Pricing-SM- System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing-SM- System are referred to herein as "Select Pricing Funds."


    As of a result of the implementation of the Merrill Lynch Select Pricing-SM-System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privileges and the classes of persons to whom such shares are offered.


    The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

    Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause

Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

    The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

ELIGIBLE CLASS A INVESTORS


    Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA-SM- Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.


CLASS A AND CLASS D SALES CHARGE INFORMATION


                                                CLASS A SHARES
---------------------------------------------------------------------------------------------------------------
   For the Fiscal         Gross Sales        Sales Charges       Sales Charges          CDSCs Received on
 Year Ended December        Charges           Retained by           Paid to               Redemption of
         31,               Collected          Distributor        Merrill Lynch         Load-Waived Shares
---------------------  -----------------  -------------------  -----------------  -----------------------------
        1998               $     786           $      37           $     749                        0
        1997               $   2,183           $     146           $   2,037                        0
        1996               $   4,396           $     322           $   4,074                        0

                                           CLASS D SHARES
-----------------------------------------------------------------------------------------------------
   For the Fiscal        Gross Sales      Sales Charges      Sales Charges       CDSCs Received on
     Year Ended            Charges         Retained by          Paid to            Redemption of
    December 31,          Collected        Distributor       Merrill Lynch      Load-Waived Shares
---------------------  ---------------  -----------------  -----------------  -----------------------
        1998             $   226,542        $  16,437         $   210,105            $  58,953
        1997             $   208,084        $  14,111         $   193,973            $  10,000
        1996             $   940,710        $  64,419         $   876,291                    0



    The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.


REDUCED INITIAL SALES CHARGES


    REINVESTED DIVIDENDS. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.


    RIGHT OF ACCUMULATION. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

    LETTER OF INTENT. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.


    The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.


    TMA-SM- MANAGED TRUSTS. Class A shares are offered at net asset value to TMA-SM- Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

    EMPLOYEE ACCESS-SM- ACCOUNTS. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access-SM- Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

    EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


    PURCHASE PRIVILEGE OF CERTAIN PERSONS. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.


    Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

    Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

    Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

    CLOSED-END FUND INVESTMENT OPTION. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing-SM- System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

    Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

    ACQUISITION OF CERTAIN INVESTMENT COMPANIES. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

    Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

    Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

    The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

    Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES


    Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


    The following table sets forth the Class B CDSC:

                                                                          CDSC AS A PERCENTAGE
                                                                            OF DOLLAR AMOUNT
YEAR SINCE PURCHASE PAYMENT MADE                                            SUBJECT TO CHARGE
------------------------------------------------------------------------  ---------------------
0-1.....................................................................             4.0%
1-2.....................................................................             3.0%
2-3.....................................................................             2.0%
3-4.....................................................................             1.0%
4 and thereafter........................................................             None

    To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


    The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or, if later, reasonably promptly following completion of probate. The Class B CDSC may also be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access-SM- Account available through employers providing eligible 401(k) plans. The Class B CDSC also may be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."



    EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


    CONVERSION OF CLASS B SHARES TO CLASS D SHARES. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of shares for Federal income tax purposes.

    In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the

Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

    In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

    Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

    Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

CONTINGENT DEFERRED SALES CHARGES -- CLASS C SHARES


    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."


CLASS B AND CLASS C SALES CHARGE INFORMATION


                              CLASS B SHARES*
----------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received            CDSCs Paid to
   Ended December 31,          by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                  $    621,859              $    621,859
          1997                  $  2,701,166              $  2,701,166
          1996                  $  2,026,515              $  2,026,515



            * Additional Class B CDSCs payable to the Distributor
              with respect to the fiscal years ended December 31, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                               CLASS C SHARES
----------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received            CDSCs Paid to
   Ended December 31,          by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                   $   54,453                $   54,453
          1997                   $   64,200                $   64,200
          1996                   $   71,125                $   71,125


    Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

    Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.


    The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).



    The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.


    The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each

Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

    Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


    As of December 31, 1998, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $6,930,000 (3.35% of Class B net assets at that date). As of December 31, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $37,869,145 (18.31% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $467,000 (3.03% of Class C net assets at that date). As of December 31, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $1,024,915 (6.64% of Class C net assets at that date).



    For the fiscal year ended December 31, 1998, the Fund paid the Distributor $2,630,765 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $263.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor $194,054 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $19.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor $202,327 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $80.9 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

    The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


    The following table sets forth comparative information as of December 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.



                                                                DATA CALCULATED AS OF DECEMBER 31, 1998
                                      -------------------------------------------------------------------------------------------
                                                                            (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                   ALLOWABLE                                          DISTRIBUTION
                                                     ALLOWABLE     INTEREST                 AMOUNTS                     FEE AT
                                       ELIGIBLE      AGGREGATE        ON      MAXIMUM      PREVIOUSLY     AGGREGATE   CURRENT NET
                                         GROSS         SALES        UNPAID     AMOUNT       PAID TO        UNPAID        ASSET
                                       SALES(1)      CHARGE(2)     BALANCE(3) PAYABLE    DISTRIBUTOR(4)    BALANCE     LEVEL(5)
                                      -----------   ------------   --------   --------   --------------   ---------   -----------
 CLASS B SHARES, FOR THE PERIOD MAY
   29, 1992 (COMMENCEMENT OF
   OPERATIONS) TO DECEMBER 31, 1998
 Under NASD Rule as Adopted.........  $ 1,198,068      $74,239     $22,655    $96,894       $46,853        $50,041    $    1,551
 Under Distributor's Voluntary
   Waiver...........................  $ 1,198,068      $74,239     $ 6,631    $80,870       $46,853        $34,017    $    1,551

 CLASS C SHARES, FOR THE PERIOD
   OCTOBER 21, 1994 (COMMENCEMENT OF
   OPERATIONS) TO DECEMBER 31, 1998
 Under NASD Rule as Adopted.........  $   106,450      $5,850      $ 1,507    $ 7,357       $ 1,247        $ 6,110    $      116


---------------

(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.



(3) Interest is computed on a monthly basis based upon the prime rate, as reported in THE WALL STREET JOURNAL, plus 1.0%, as permitted under the NASD Rule.



(4) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.00% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA-SM-) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.



(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).


                              REDEMPTION OF SHARES

    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

    The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

    The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

    The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

REDEMPTION

    A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

    At various times the Fund may be requested to redeem shares for which it has not yet received good payment (E.G., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (E.G., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

    The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

    The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

    Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

    Reference is made to "How Shares are Priced" in the Prospectus.

    The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.



    The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.


    Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.


    Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

COMPUTATION OF OFFERING PRICE PER SHARE


    An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on December 31, 1998 is set forth below.



                                                        CLASS A        CLASS B         CLASS C        CLASS D
                                                     -------------  --------------  -------------  -------------
Net Assets.........................................  $  13,960,355  $  206,809,296  $  15,431,017  $  64,031,027
                                                     -------------  --------------  -------------  -------------
                                                     -------------  --------------  -------------  -------------
Number of Shares Outstanding.......................      1,927,202      29,234,757      2,214,622      8,843,381
                                                     -------------  --------------  -------------  -------------
                                                     -------------  --------------  -------------  -------------
Net Asset Value Per Share (net assets divided by
  number of shares outstanding)....................  $        7.24  $         7.07  $        6.97  $        7.24
Sales Charge (for Class A and Class D shares: 5.25%
  of offering price; 5.54% of net asset value per
  share)*..........................................            .40              **             **            .40
                                                     -------------  --------------  -------------  -------------
Offering Price.....................................  $        7.64  $         7.07  $        6.97  $        7.64
                                                     -------------  --------------  -------------  -------------
                                                     -------------  --------------  -------------  -------------


------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and "-- Contingent Deferred Sales Charges -- Class C Shares" herein.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE



    Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.



    The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

    Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:


                                                        AGGREGATE BROKERAGE  COMMISSIONS PAID
FISCAL YEAR ENDED DECEMBER 31,                           COMMISSIONS PAID    TO MERRILL LYNCH
------------------------------------------------------  -------------------  -----------------
1998..................................................     $   2,382,409        $   264,171
1997..................................................     $   4,424,209        $   198,625
1996..................................................     $   4,116,501        $   307,021



    For the fiscal year ended December 31, 1998, the brokerage commissions paid to Merrill Lynch represented 11.09% of the aggregate brokerage commissions paid and involved 9.33% of the Fund's dollar amount of transactions involving payment of commissions during the year.



    The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.


    Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.


    The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.



    Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or FAM.

    Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as Manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


                              SHAREHOLDER SERVICES


    The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.


INVESTMENT ACCOUNT


    Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.


    Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


    Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. All shareholder services will be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.



    Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE


    U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.


    EXCHANGES OF CLASS A AND CLASS D SHARES. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

    Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.


    EXCHANGES OF CLASS B AND CLASS C SHARES. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

    EXCHANGES FOR SHARES OF A MONEY MARKET FUND. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

    Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.


    EXCHANGES BY PARTICIPANTS IN THE MFA PROGRAM. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, I.E., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.


    EXERCISE OF THE EXCHANGE PRIVILEGE. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The

Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

    Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (1-800-MER-FUND) or 1-(800)-637-3863.

RETIREMENT PLANS

    Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

AUTOMATIC INVESTMENT PLANS

    A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA-Registered Trademark- or CBA-Registered Trademark- account may arrange to have periodic investments made in the Fund of amounts of $100 or more ($1 or more for retirement accounts) or more through the CMA-Registered Trademark- or CBA-Registered Trademark- Automated Investment Program.

AUTOMATIC DIVIDEND REINVESTMENT PLAN



    Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.



    Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.


SYSTEMATIC WITHDRAWAL PLAN

    A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


    At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the first, second, third, or fourth Monday of each month or the first, second, third, or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.


    With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

    Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


    Alternatively, a shareholder whose shares are held within a CMA-Registered Trademark-, CBA-Registered Trademark- Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA-Registered Trademark- or CBA-Registered Trademark- Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA-Registered Trademark- or CBA-Registered Trademark-Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA-Registered Trademark- or CBA-Registered Trademark-Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.



                              DIVIDENDS AND TAXES



DIVIDENDS



    It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid at least annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Shareholders may elect in writing to receive any such dividends in cash. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."


TAXES

    The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

    The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.



    Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gains referred to above.


    Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

    No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

    If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

    A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

    Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend paid by the Fund only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing in their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding taxes on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe.

    Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


    The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as described in the Prospectus and in this Statement of Additional Information. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.



    The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.


TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS


    The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.


    A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.


    Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in swaps, options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swaps, options, futures and forward foreign exchange contracts.


SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

    In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

    Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.



    The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. No such regulations have been issued.


    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

    Ordinary income and capital gain dividends may also be subject to state and local taxes.

    Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

    Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

                                PERFORMANCE DATA

    From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

    Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

    The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


    Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated. As a result of the implementation of the Merrill Lynch Select Pricing-SM- System, Class A shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D shares, and historical performance data pertaining to such shares is provided below under the caption "Class D."



                                                     CLASS A SHARES                         CLASS B SHARES
                                          ------------------------------------   ------------------------------------
                                                              REDEEMABLE VALUE                       REDEEMABLE VALUE
                                                                    OF A                                   OF A
                                            EXPRESSED AS        HYPOTHETICAL       EXPRESSED AS        HYPOTHETICAL
                                            A PERCENTAGE           $1,000          A PERCENTAGE           $1,000
                                             BASED ON A          INVESTMENT         BASED ON A          INVESTMENT
                                            HYPOTHETICAL         AT THE END        HYPOTHETICAL         AT THE END
PERIOD                                    $1,000 INVESTMENT    OF THE PERIOD     $1,000 INVESTMENT    OF THE PERIOD
----------------------------------------  -----------------   ----------------   -----------------   ----------------
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1998........        (20.62)%         $  793.80             (20.36)%         $  796.40
Five Years Ended December 31, 1998......            --                  --             (13.73)%         $  477.90
Inception (October 21, 1994) to December
  31, 1998..............................        (14.76)%         $  511.80                 --                  --
Inception (May 29, 1992) to December 31,
  1998..................................            --                  --              (1.54)%         $  903.00

                                                                      ANNUAL TOTAL RETURN
                                                         (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31,
1998....................................        (16.22)%         $  837.80             (17.06)%         $  829.40
1997....................................        (40.77)%         $  592.30             (41.40)%         $  586.00
1996....................................         13.59%          $1,135.90              12.41%          $1,124.10
1995....................................          7.44%          $1,074.40               6.49%          $1,064.90
1994....................................            --                  --             (17.86)%         $  821.40
Inception (October 21, 1994) to December
  31, 1994..............................        (10.82)%         $  891.80                 --                  --
1993....................................            --                  --              86.15%          $1,861.50
Inception (May 29, 1992) to December 31,
  1992..................................            --                  --               1.50%          $1,015.00

                                                                    AGGREGATE TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)

Inception (October 21, 1994) to December
  31, 1998..............................        (48.82)%         $  511.80                 --                  --
Inception (May 29, 1992) to December 31,
  1998..................................            --                  --              (9.70)%         $  903.00

                                                     CLASS C SHARES                         CLASS D SHARES
                                          ------------------------------------   ------------------------------------
                                                              REDEEMABLE VALUE                       REDEEMABLE VALUE
                                                                    OF A                                   OF A
                                            EXPRESSED AS        HYPOTHETICAL       EXPRESSED AS        HYPOTHETICAL
                                            A PERCENTAGE           $1,000          A PERCENTAGE           $1,000
                                             BASED ON A          INVESTMENT         BASED ON A          INVESTMENT
                                            HYPOTHETICAL         AT THE END        HYPOTHETICAL         AT THE END
PERIOD                                    $1,000 INVESTMENT    OF THE PERIOD     $1,000 INVESTMENT    OF THE PERIOD
----------------------------------------  -----------------   ----------------   -----------------   ----------------
                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended December 31, 1998........        (17.87)%         $  821.30             (20.77)%         $  792.30
Five Years Ended
  December 31, 1998.....................            --                  --             (13.96)%         $  471.40
Inception (October 21, 1994) to December
  31, 1998..............................        (14.51)%         $  518.10                 --                  --
Inception (May 29, 1992) to
  December 31, 1998.....................            --                  --              (1.56)%         $  901.60

                                                                      ANNUAL TOTAL RETURN
                                                         (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended December 31,
1998....................................        (17.05)%         $  829.50             (16.38)%         $  836.20
1997....................................        (41.38)%         $  586.20             (40.89)%         $  591.10
1996....................................         12.43%          $1,124.30              13.29%          $1,132.90
1995....................................          6.46%          $1,064.60               7.35%          $1,073.50
1994....................................            --                  --             (17.24)%         $  827.60
Inception (October 21, 1994) to December
  31, 1994..............................        (10.98)%         $  890.20                 --                  --
1993....................................            --                  --              87.46%          $1,874.60
Inception (May 29, 1992) to December 31,
  1992..................................            --                  --               2.02%          $1,020.20

                                                                    AGGREGATE TOTAL RETURN
                                                         (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to December
  31, 1998..............................        (48.19)%         $  518.10                 --                  --
Inception (May 29, 1992) to December 31,
  1998..................................            --                  --              (9.84)%         $  901.60



    In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.


    Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

    On occasion, the Fund may compare its performance to the MSCI All Country Far East Free Ex-Japan Index, the MSCI All Country Far East Free Ex-Japan Composite Index, the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEK, FORBES MAGAZINE, FORTUNE MAGAZINE or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index such as standard deviation and beta. In addition, from time to time the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES


    The Fund was incorporated under Maryland law on February 13, 1992. As of the date of this Statement of Additional Information, the Fund has an authorized capital of 500,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.



    Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to elect Directors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities, except that expenses related to the account maintenance and/or distribution of the shares within a class will be borne solely by such class. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.


INDEPENDENT AUDITORS


    Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

    Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

    Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL


    Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.


REPORTS TO SHAREHOLDERS


    The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

    The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

    Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

    To the knowledge of the Fund, the following persons or entities owned beneficially 5% or more of any class of the Fund's shares as of April 1, 1999.



                                                                                                    PERCENTAGE
NAME                                                                         ADDRESS                AND CLASS
----------------------------------------------------------------  -----------------------------  ----------------
ML Trust Co. of America
 FBO MLSIP Investment Account...................................  P.O. Box 30532                 27.3% Class A
                                                                  New Brunswick, NJ 08989

ML Trust Co. of America
 FBO MLRAP Plan Investment Account..............................  P.O. Box 30532                 7.9% Class A
                                                                  New Brunswick, NJ 08989
MLL/Sea Breeze Investments Ltd.
 Pledged Collateral Account.....................................  2 Pizarro Avenue               7.1% Class D
                                                                  Rancho Viejo, TX 78575


                              FINANCIAL STATEMENTS

    The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                   APPENDIX A
                           RATINGS OF DEBT SECURITIES



DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS



Aaa        Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Bonds which are rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A          Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Bonds which are rated "Baa" are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          Bonds which are rated "B" generally lack characteristics of the desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



DESCRIPTION OF SHORT-TERM DEBT RATINGS



    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



        PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior abiity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



    - Leading market positions in well-established industries.



    - High rates of return on funds employed.



    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



    - Well-established access to a range of financial markets and assured sources of alternate liquidity.



        PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



        PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



        NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.



    If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such suporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the suporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.



    Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.



DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS



    Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    Preferred stock rating symbols and their definitions are as follows:



aaa        An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa         An issue which is rated "aa" is considered to be a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a          An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
           classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa        An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba         An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b          An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa        An issue which is rated "caa" is likely to be in arrears on dividends payments. This rating designation does not purport to indicate the future status of payments.

ca         An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c          This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.



    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.



DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS



    A Standard & Poor's corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.



    The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



    The ratings are based on current information furnished by the obligor or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:



       I.  Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      II.  Nature of and provisions of the obligation; and

     III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA         Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A          Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB        Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

           Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C"
           the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB         Debt rated "BB" is less vulnerable to non-payment than other speculative issues.
           However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B          Debt rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC        Debt rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligator is not likely to have the capacity to meet its financial commitment on the obligation.

CC         The rating "CC" is currently highly vulnerable to non-payment.

C          The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D          The "D" rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.
           Standard & Poor's changes ratings to "D" either:

               - On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and Standard & Poor's believes that a payment will be made, in which case the rating can be maintained; or

               - Upon voluntary bankruptcy filing or similar action. An exception is made if
               Standard & Poor's expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (I.E., covenant violation) is not sufficient for assigning a
                 "D" rating.

           An issuer credit rating (also known as a corporate credit rating, counterparty credit rating, natural rating, senior implied rating, or default risk rating) is changed to
               "N.M." (for "not meaningful") upon:

               - The first occurrence of a payment default on any financial obligation, rated or unrated, other than a financial obligation subject to a bona fide commercial dispute. (In this context, preferred stock is not considered to be a financial obligation. Thus, a missed preferred stock dividend does not necessarily mean that the issuer credit rating is changed to "N.M.");

               - A voluntary bankruptcy filing by the issuer, or similar action--even if the issuer continues debt service payments on some financial obligations; or

               - Seizure of a rated bank by a regulator or placement of an insurer under regulatory supervision owing to its financial condition. Such regulatory actions imply substantial uncertainty about the issuer's ability to continue meeting financial obligations. (An issuer's claims-paying ability rating would go to
                 "R" if the issuer were placed under regulatory supervision because of its financial condition.)



    PLUS (+) or MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



    N.R. indicates not rated.



    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



    BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. Also, the laws of various states governing legal investment impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries in general.



DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS



    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:



A-1        A short-term obligation rated "A-1" is rated in the highest category by Standard &
           Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign
           (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2        A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3        A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B          A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C          A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D          Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.



    A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.



DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS



    A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.



    A preferred stock rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



    The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



    The ratings are based on the following considerations:



       I.  Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

      II.  Nature of, and provisions of, the issue;

     III.  Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA        This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA         A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A          An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB        An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB         Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly
B          speculative with respect to the issuer's capacity to pay preferred stock obligations.
CCC        BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC         The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C          A preferred stock rated C is a nonpaying issue.

D          A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

NR         This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.



    PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CODE #16260-04-99

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.


EXHIBIT
NUMBER
----
  1(a)   --  Articles of Incorporation of the Registrant, dated February 13, 1992.(a)
   (b)   --  Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
   (c)   --  Articles Supplementary to the Articles of Incorporation of the Registrant dated October 17, 1994.(a)
   (d)   --  Articles Supplementary to the Articles of Incorporation of the Registrant dated September 1, 1995.(b)
  2      --  By-Laws of the Registrant.(b)
  3      --  Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of
             Incorporation, as amended, and By-Laws of the Registrant.(c)
  4(a)   --  Management Agreement between the Registrant and Merrill Lynch Asset Management, L.P.(b)
   (b)   --  Supplement to Management Agreement between the Registrant and Merrill Lynch Asset Management, L.P. dated January 3,
             1994.(d)
   (c)   --  Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch Asset Management U.K. Limited.(e)
  5(a)   --  Form of Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc.(a)
   (b)   --  Form of Class B Shares Distribution Agreement between the Registrant and the Distributor(a)
   (c)   --  Letter Agreement between the Registrant and Princeton Funds Distributor, Inc. (formerly known as Merrill Lynch
             Funds Distributor, Inc.) (the "Distributor") with respect to the Merrill Lynch Mutual Fund Adviser Program.(d)
   (d)   --  Form of Class C Shares Distribution Agreement between the Registrant and the Distributor(a)
   (e)   --  Form of Class D Shares Distribution Agreement between the Registrant and the Distributor(a)
  6      --  None.
  7      --  Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(a)
  8(a)   --  Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and
             Financial Data Services, Inc.(a)
   (b)   --  License Agreement relating to the use of name between the Registrant and Merrill Lynch & Co., Inc.(a)
  9(a)   --  Opinion of Brown & Wood LLP, counsel to the Registrant.(g)
   (b)   --  Consent of Brown & Wood LLP, counsel to the Registrant.
 10      --  Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
 11      --  None.
 12      --  Certificate of Merrill Lynch Asset Management, L.P.(a)
 13(a)   --  Form of Class B Shares Distribution Plan and Class B Shares Distribution Plan Sub-Agreement of the Registrant.(a)
   (b)   --  Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan Sub-Agreement of the Registrant.(a)

EXHIBIT
NUMBER
----
   (c)   --  Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan Sub-Agreement of the Registrant.(a)
 14(a)   --  Financial Data Schedule for Class A Shares.(h)
   (b)   --  Financial Data Schedule for Class B Shares.(h)
   (c)   --  Financial Data Schedule for Class C Shares.(h)
   (d)   --  Financial Data Schedule for Class D Shares.(h)
 15      --  Merrill Lynch Select Pricing-SM- System Plan Pursuant to Rule 18f-3.(f)


------------------------

(a) Filed on April 27, 1995, as an Exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-46216) (the "Registration Statement").

(b) Filed on April 26, 1996, as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.

(c) Reference is made to Article II (Sections 3, 4 and 5), Article IV (Sections 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10), Article V (Sections 2, 3, 4, 5 and 6),
    Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation filed as Exhibit (1)(a) to the Registration Statement; the Articles of Amendment to the Articles of Incorporation filed as Exhibit
    (1)(b) to the Registration Statement; the Articles Supplementary to the Articles of Incorporation filed as Exhibits (1)(c) and (1)(d) to the Registration Statement; and Article II (Sections 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11), Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII (Sections 1, 2, 3, 4, 5, 6 and 7), Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registration Statement.

(d) Filed on April 28, 1994, as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.

(e) Filed on April 28, 1997, as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


(g) Filed on April 14, 1992, as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.



(h) Filed on February 26, 1999, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The Registrant is not controlled by or under common control with any other person.

ITEM 25.  INDEMNIFICATION.

    Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

    Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

    In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

    Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF MANAGER.

    Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as the investment adviser for the following open-end registered investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisor Trust.

    Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Governmental Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.


    The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributer ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch ") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


    Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Giordano and Monagle are officers of one or more of such companies.

                                                                             OTHER SUBSTANTIAL BUSINESS,
NAME                                  POSITION(S) WITH THE MANAGER       PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  ----------------------------  ---------------------------------------------
ML & Co.............................  Limited Partner               Financial Services Holding Company; Limited
                                                                    Partner of FAM
Princeton Services..................  General Partner               General Partner of FAM
Jeffrey M. Peek.....................  President                     President of FAM; President and Director of
                                                                    Princeton Services; Executive Vice President
                                                                    of ML & Co.; Managing Director and Co-Head of
                                                                    the Investment Banking Division of Merrill
                                                                    Lynch in 1997; Senior Vice President and
                                                                    Director of the Global Securities and
                                                                    Economics Division of Merrill Lynch from 1995
                                                                    to 1997
Terry K. Glenn......................  Executive Vice President      Executive Vice President of FAM; Executive
                                                                    Vice President and Director of Princeton
                                                                    Services; President and Director of PFD;
                                                                    Director of FDS; President of Princeton
                                                                    Administrators
Donald C. Burke.....................  Senior Vice President,        Senior Vice President and Treasurer of FAM;
                                      Treasurer and Director of     Senior Vice President and Treasurer of
                                      Taxation                      Princeton Services; Vice President of PFD;
                                                                    First Vice President of the Manager from 1997
                                                                    to 1999; Vice President of the Manager from
                                                                    1990 to 1997
Michael G. Clark....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services; Treasurer
                                                                    and Director of PFD; First Vice President of
                                                                    the Manager from 1997 to 1999; Vice President
                                                                    of the Manager from 1996 to 1997
Mark A. DeSario.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Linda L. Federici...................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Vincent R. Giordano.................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Michael J. Hennewinkel..............  Senior Vice President,        Senior Vice President, Secretary and General
                                      Secretary and General         Counsel of FAM; Senior Vice President of
                                      Counsel                       Princeton Services
Philip L. Kirstein..................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President, General Counsel, Director and
                                                                    Secretary of Princeton Services
Ronald M. Kloss.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Debra W. Landsman-Yaros.............  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services; Vice
                                                                    President of PFD

                                                                             OTHER SUBSTANTIAL BUSINESS,
NAME                                  POSITION(S) WITH THE MANAGER       PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  ----------------------------  ---------------------------------------------
Stephen M. M. Miller................  Senior Vice President         Executive Vice President of Princeton
                                                                    Administrators; Senior Vice President of
                                                                    Princeton Services
Joseph T. Monagle, Jr...............  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Brian A. Murdock....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Gregory D. Upah.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services


    Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., Merrill Lynch World Income Fund, Inc., The Corporate Fund Accumulation Program, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.



    Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:



                                                                               OTHER SUBSTANTIAL BUSINESS,
NAME                                      POSITION WITH MLAM U.K.          PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  --------------------------------  -----------------------------------------
Terry K. Glenn......................  Chairman and Director             Executive Vice President of MLAM and FAM;
                                                                        Executive Vice President and Director of
                                                                        Princeton Services; President and
                                                                        Director of PFD; Director of FDS;
                                                                        President of Princeton Administrators
Alan J. Albert......................  Senior Managing Director          Vice President of MLAM

                                                                               OTHER SUBSTANTIAL BUSINESS,
NAME                                      POSITION WITH MLAM U.K.          PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  --------------------------------  -----------------------------------------
Nicholas C.D. Hall..................  Director                          Director of Merrill Lynch Europe PLC;
                                                                        General Counsel of Merrill Lynch
                                                                        International Private Banking Group
Donald C. Burke.....................  Treasurer                         Senior Vice President and Treasurer of
                                                                        MLAM and FAM; Director of Taxation of
                                                                        MLAM; Senior Vice President and Treasurer
                                                                        of Princeton Services; Vice President of
                                                                        PFD; First Vice President of MLAM from
                                                                        1997 to 1999; Vice President of MLAM from
                                                                        1990 to 1997
Carol Ann Langham...................  Company Secretary                 None
Debra Anne Searle...................  Assistant Company Secretary       None


ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

    (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.


                                                POSITION(S) AND OFFICE(S) WITH    POSITION(S) AND OFFICE(S) WITH
NAME                                                         PFD                            REGISTRANT
---------------------------------------------  --------------------------------  --------------------------------
Terry K. Glenn...............................  President and Director            President and Director
Michael G. Clark.............................  Treasurer and Director            None
Thomas J. Verage.............................  Director                          None
Robert W. Crook..............................  Senior Vice President             None
Michael J. Brady.............................  Vice President                    None
William M. Breen.............................  Vice President                    None
Donald C. Burke..............................  Vice President                    Vice President and Treasurer
James T. Fatseas.............................  Vice President                    None
Debra W. Landsman-Yaros......................  Vice President                    None
Michelle T. Lau..............................  Vice President                    None
Salvatore Venezia............................  Vice President                    None
William Wasel................................  Vice President                    None
Robert Harris................................  Secretary                         None


    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES.

    Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 26th day of April, 1999.



                                 MERRILL LYNCH DRAGON FUND, INC.
                                 (Registrant)

                                 By:             /s/ DONALD C. BURKE
                                      -----------------------------------------
                                         (Donald C. Burke, Vice President and
                                                      Treasurer)



    Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------
       TERRY K. GLENN*          President and Director
------------------------------  (Principal Executive
       (Terry K. Glenn)         Officer)

                                Vice President and
       DONALD C. BURKE*         Treasurer
------------------------------  (Principal Financial and
      (Donald C. Burke)         Accounting Officer)

        DONALD CECIL*
------------------------------  Director
        (Donald Cecil)

      ROLAND M. MACHOLD*
------------------------------  Director
     (Roland M. Machold)

       EDWARD H. MEYER*
------------------------------  Director
      (Edward H. Meyer)

      CHARLES C. REILLY*
------------------------------  Director
     (Charles C. Reilly)

       RICHARD R. WEST*
------------------------------  Director
      (Richard R. West)

        ARTHUR ZEIKEL*
------------------------------  Director
       (Arthur Zeikel)

      EDWARD D. ZINBARG*
------------------------------  Director
     (Edward D. Zinbarg)


*By:     /s/ DONALD C. BURKE
      -------------------------
          (Donald C. Burke,                                    April 26, 1999
          Attorney-in-Fact)

                               POWER OF ATTORNEY



    The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Emerging Tigers Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Merrill Lynch Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Middle East/Africa Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; Merrill Lynch Technology Fund, Inc.; and Worldwide DollarVest Fund, Inc.



Dated: April 16, 1999



      /s/ TERRY K. GLENN                    /s/ DONALD C. BURKE
-------------------------------  ------------------------------------------
        Terry K. Glenn                        Donald C. Burke
(President/Principal Executive      (Vice President/Treasurer/Principal
   Officer/Director/Trustee)         Financial and Accounting Officer)

       /s/ DONALD CECIL                    /s/ ROLAND M. MACHOLD
-------------------------------  ------------------------------------------
         Donald Cecil                        Roland M. Machold
      (Director/Trustee)                     (Director/Trustee)

      /s/ EDWARD H. MEYER                  /s/ CHARLES C. REILLY
-------------------------------  ------------------------------------------
        Edward H. Meyer                      Charles C. Reilly
      (Director/Trustee)                     (Director/Trustee)

      /s/ RICHARD R. WEST                    /s/ ARTHUR ZEIKEL
-------------------------------  ------------------------------------------
        Richard R. West                        Arthur Zeikel
      (Director/Trustee)                     (Director/Trustee)

     /s/ EDWARD D. ZINBARG
-------------------------------
       Edward D. Zinbarg
      (Director/Trustee)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                DESCRIPTION
------ --------------------------------------------------------------------------
  9(b) Consent of Brown & Wood LLP, counsel to the Registrant.
 10    Consent of Deloitte & Touche LLP, independent auditors for the Registrant.